Exhibit 24.1

POWER OF ATTORNEY

(Atsushi Abe)

I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for 2019, and any amendments.

Dated: February 19, 2020

/s/ ATSUSHI ABE
Atsushi Abe

POWER OF ATTORNEY

(Alan Campbell)

I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for 2019, and any amendments.

Dated: February 19, 2020

/s/ ALAN CAMPBELL
Alan Campbell

POWER OF ATTORNEY

(Curtis J. Crawford)

I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for 2019, and any amendments.

Dated: February 19, 2020

/s/ CURTIS J. CRAWFORD
Curtis J. Crawford

POWER OF ATTORNEY

(Gilles Delfassy)

I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for 2019, and any amendments.

Dated: February 19, 2020

/s/ GILLES DELFASSY
Gilles Delfassy

POWER OF ATTORNEY

(Emmanuel T. Hernandez)

I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for 2019, and any amendments.

Dated: February 19, 2020

/s/ EMMANUEL T. HERNANDEZ
Emmanuel T. Hernandez

POWER OF ATTORNEY

(Paul A. Mascarenas)

I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for 2019, and any amendments.

Dated: February 19, 2020

/s/ PAUL A. MASCARENAS
Paul A. Mascarenas

POWER OF ATTORNEY

(Daryl A. Ostrander)

I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for 2019, and any amendments.

Dated: February 19, 2020

/s/ DARYL A. OSTRANDER
Daryl A. Ostrander

POWER OF ATTORNEY

(Teresa M. Ressel)

I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for 2019, and any amendments.

Dated: February 19, 2020

/s/ TERESA M. RESSEL
Teresa M. Ressel

POWER OF ATTORNEY

(Christine Y. Yan)

I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for 2019, and any amendments.

Dated: February 19, 2020

/s/ CHRISTINE Y. YAN
Christine Y. Yan